SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on April 11, 2011

AllianceBernstein NVIT Global Fixed Income Fund

A series of Nationwide Variable Insurance Trust

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406

1-800-848-0920

To the Shareholders:

NOTICE IS HEREBY GIVEN that Nationwide Variable Insurance Trust (the “Trust”) will hold a Special Meeting of Shareholders (the “Meeting”) for the AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”), which shall be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on April 11, 2011 at 10:00 a.m. Eastern time for the following purposes as described in the accompanying Proxy Statement:

1. To approve the liquidation of the assets and dissolution of the Fund pursuant to the provisions of a Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust; and

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Fund as of the close of business on January 14, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each share of the Fund is entitled to one vote, and a proportional fractional share held is entitled to a proportional fractional vote, with respect to the proposal. Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

If you have any questions regarding the proposal, please call the Trust at 1-800-848-0920 (toll-free).

Your vote is important.

By Order of the Board of Trustees,

/s/ Eric E. Miller

Eric E. Miller

Secretary

February 22, 2011

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive

Suite 400

King of Prussia, PA 19406

1-800-848-0920

PROXY MATERIALS

AllianceBernstein NVIT Global Fixed Income Fund

Dear Shareholder:

I am writing to let you know that a Special Meeting of Shareholders of AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”), will be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on April 11, 2011 at 10:00 a.m. Eastern time (the “Meeting”). You are being asked to consider and approve a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution (the “Plan”), which would result in the Fund being liquidated and the proceeds from your shares of the Fund being distributed to you. This package contains information about the proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the trustees who are deemed to be independent trustees under the Investment Company Act of 1940, as amended, has unanimously approved the Plan, and believes it to be in the best interests of the shareholders of the Fund. The Board recommends unanimously that you vote FOR the proposal.

The Q&A that follows this letter is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the Proxy card (or voting instruction form) enclosed in this package and return it by mail in the postage-paid envelope provided, or vote by telephone or over the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote as soon as possible.

Should you have any questions before you vote, please call the Trust at 1-800-848-0920 (toll-free). You may also receive a telephone call from the Fund’s proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares. Thank you in advance for your considering this issue and for prompt returning your Proxy Card (or voting instruction form).

By Order of the Board of Trustees,

/s/ Eric E. Miller

Eric E. Miller
February 22, 2011	Secretary

IMPORTANT SHAREHOLDER INFORMATION

Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the enclosed Proxy Statement, which you should retain for future reference. If you need another copy of the Proxy Statement, please call the Trust at 1-800-848-0920 (toll-free).

Who is asking for my vote?

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”) to be held on April 11, 2011, or any adjournments thereof.

What proposal am I being asked to vote on?

You are being asked to consider and approve a proposal (the “Proposal”) to liquidate and dissolve the Fund, a series of the Trust, pursuant to a Plan of Liquidation and Dissolution (the “Plan”).

Why am I being asked to vote on the liquidation and dissolution at this time?

In our continuing effort to maximize efficiencies in the Trust, serious consideration was given to the future of the Fund. After considering a variety of strategic options, the Board determined that many factors limited the prospects for long-term growth of the Fund. Poor prospects for growth in the asset levels means that it is unlikely that the Fund will achieve adequate economies of scale and be the optimally efficient investment vehicle for shareholder assets for which it was originally designed. Based on the presentation and recommendation of Nationwide Fund Advisors (the “Adviser”), the Board at its December 14, 2010 meeting concluded that the liquidation and dissolution of the Fund was in the best interests of the Fund and its shareholders. The attached proxy statement is designed to give you information relating to the Proposal on which you will be asked to consider and vote.

What will happen to my investment if the Proposal is approved?

The Plan will become effective on the date on which the Fund’s shareholders approve it. At that time, the Fund will cease regular business as a mutual fund, except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets on a pro rata basis to the Fund’s remaining shareholders as soon as practicable after the Plan is approved by shareholders (the “Liquidation Date”). The Liquidation Date is expected to occur within a short period of time after the date on which shareholders approve the Plan. It also is expected that the liquidating distribution to the Fund’s shareholders will be made in cash.

i

Will liquidating the Fund create tax consequences for shareholders?

For federal income tax purposes, the Contract Owners are not the shareholders of the Fund. Rather, Nationwide Life and the Participating Insurance Companies and their separate accounts are the shareholders. Provided that the Variable Contracts qualify to be treated as life insurance contracts or as annuity contracts under the applicable provisions of the Internal Revenue Code of 1986, as amended, the liquidation will not be a taxable event for Contract Owners. Additionally, Nationwide Life and the Participating Insurance Companies and their separate accounts should not incur any adverse tax consequences due to the Fund’s liquidation because of the tax-favored status of these shareholders. You should, however, consult your financial or tax advisor for further information regarding the effect, if any, of the Fund’s liquidation in light of your own circumstances.

How would a liquidation affect owners of variable annuity contracts and variable life policies issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company having assets allocated to sub-accounts that hold shares of the Fund?

Owners of variable annuity contracts and variable life policies issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company who have contract/policy assets allocated to a sub-account investing in the Fund may, immediately and at any time before the Liquidation Date, transfer those assets into another investment option available through their contract or policy without impacting any transfer restrictions, including the number of transfers permitted, under the contract or policy. Transfers from sub-accounts investing in the Fund will not be subject to any redemption fees or sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the variable contracts and policies. Owners of variable annuity contracts and variable life policies with assets allocated to a sub-account of the Fund who do not exchange into another investment option before the Liquidation Date will have the value of their liquidation proceeds reinvested in Class I shares of the NVIT Money Market Fund. Transfers of the liquidation proceeds made within 30 days of the Liquidation Date from sub-accounts investing in the NVIT Money Market Fund will not be subject to any sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the variable contracts.

COMMON QUESTIONS AND GENERAL INFORMATION

How does the Board recommend that I vote?

The Board unanimously approved the Plan on December 14, 2010 and recommends that you vote to approve it.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that you own at the close of business on the record date. The record date is January 14, 2011.

How do I vote my shares?

You may vote your shares at the Meeting. Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. You can vote your shares by:

(1) completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or

(2) Internet or telephone by following the voting procedures described on the Proxy Card.

Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date, and return the Proxy Card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal. If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 1-800-848-0920 (toll-free).

How do I sign the Proxy Card?

Please sign exactly as your name appears on the Proxy Card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I obtain more information?

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Fund, upon request, which request may be made either by writing to the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406 or by calling the Trust at 1-800-848-0920 (toll-free). If you have any questions regarding the Proposal, please call the Trust at 1-800-848-0920 (toll-free).

PROXY STATEMENT

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

AllicanceBernstein NVIT Global Fixed Income Fund

TO BE HELD ON APRIL 11, 2011

This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust. At the Meeting, shareholders of the Fund will be asked to approve or disapprove a proposal (the “Proposal”) to liquidate and dissolve the Fund pursuant to a Plan of Liquidation and Dissolution (the “Plan”) approved by the Board of Trustees (the “Board”) of the Trust. If shareholders of the Fund vote to approve the Proposal, all of the assets of the Fund will be liquidated. No sales charges or redemption fees will be imposed upon the proceeds in connection with any liquidation that is implemented in connection with the Plan.

The Meeting will be held at the offices of the Trust at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on April 11, 2011 at 10:00 a.m. Eastern Time, as may be adjourned from time to time. The Board is soliciting proxies from shareholders of the Fund with respect to the Proposal.

The principal executive office of the Trust is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. You can reach the offices of the Trust by telephone by calling 1-800-848-0920 (toll-free).

It is anticipated that this Proxy Statement and related materials will be sent, or made available to, shareholders of the Fund on or about February 28, 2011.

This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) from owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a sub-account of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Fund.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both Variable Contract owners (“Contract Owners”) who invest in the Fund through their Variable Contracts, Nationwide Life and each Participating Insurance Company. However, for federal income tax purposes, the Contract Owners are not the shareholders of the Fund. Consequently, the term “shareholders” in the “Summary of the Plan of Liquidation and Dissolution—General Income Tax Consequences” section only refers to Nationwide Life and the Participating Insurance Companies and their separate accounts.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 11, 2011. The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at www.proxyvote.com.

PROPOSAL: TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND PURSUANT TO A PLAN OF LIQUIDATION AND DISSOLUTION

Nationwide Fund Advisors, the investment adviser to the Fund (the “Adviser”), submitted a proposal to the Board, for consideration at its meeting on December 14, 2010, to liquidate and dissolve the Fund, together with a copy of the Plan. The Plan would govern the liquidation of the Fund and the payment of its assets to Fund shareholders on a pro rata basis, after satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses. The Board has unanimously approved the liquidation and dissolution of the Fund in accordance with the Plan, and is now seeking shareholder approval of the Plan at the Meeting, a copy of which is attached as Exhibit A to this Proxy Statement.

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

Shares of the Fund are sold to separate accounts of Nationwide Life and Participating Insurance Companies to fund benefits payable under Variable Contracts. The separate accounts purchase the Fund’s shares in accordance with variable account allocation instructions received from Contract Owners. The Fund then uses the proceeds to buy securities for its portfolio. The Fund commenced operations on March 27, 2009, and currently is available as an underlying investment option in connection with certain Variable Contracts. However, given the Fund’s unique, and somewhat aggressive, asset class, the Fund is not available as an underlying investment option for variable annuities issued by Nationwide Life that include guaranteed living benefit riders. These living benefit riders currently account for the considerable majority of variable annuity contracts issued by Nationwide Life. As a consequence, mutual funds that are not available with annuities featuring living benefit riders have somewhat restricted distribution opportunities, and are less likely to experience the kind of asset growth that may be experienced by other mutual funds that are available for investment with a much broader range of Variable Contracts. Increased distribution of a Fund’s shares, and the Fund’s corresponding asset growth, often benefits the Fund’s shareholders because the larger asset size helps the Fund to operate more efficiently and may contribute to reduced operating expenses.

Currently, the size of the Fund’s assets is small. When the Fund commenced operations, Nationwide Mutual Insurance Company (“Nationwide Mutual”), the ultimate parent company of Nationwide Life and the Adviser, contributed initial “seed” capital in the amount of $25 million in order to permit the Fund to invest effectively in a diversified portfolio of U.S. and foreign fixed-income securities. As of December 31, 2010, the Fund had approximately $37.6 million in assets, of which approximately $31 million (or 82.5% of the Fund’s assets) represented the initial seed capital invested by Nationwide Mutual. Therefore, only $6.6 million represented investments made by Contract Owners. In order to maintain a reasonable level of operating expenses, the Adviser currently waives all of the management fee to which it is entitled, and reimburses the Fund for additional operating expenses. In view of the lack of past sales of the Fund’s shares to Contract Owners, combined with what the Adviser considers to be limited new distribution opportunities, the Adviser sees little meaningful opportunity for the Fund to grow its assets, and recommended to the Board that the Fund be liquidated. By liquidating the Fund, Contract Owners with variable account assets allocated to sub-accounts that invest in the Fund will have the opportunity to transfer, at their choice, immediately and at any time before the Liquidation Date (as defined below) into other investment options available through their Variable Contracts without restriction or fee, if applicable.

Based on the Adviser’s presentation and recommendation, the Board has determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund. On December 14, 2010, the Board, including all of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, unanimously approved the proposal to liquidate the Fund, and unanimously adopted the resolutions approving the Plan as the method of liquidating and dissolving the Fund and directed that it be submitted to the shareholders of the Fund for consideration. Several factors, including those described below, influenced the Board’s determination that the Fund be closed and liquidated.

The Board considered the small asset size of the Fund and the lack of sufficient prospects for growth in asset size and new shareholders as important factors in reaching its determination. The Board also determined that the Fund was unlikely to reach levels of adequate economies of scale in the foreseeable future, which, in essence, means it is unlikely that the Fund will be an optimally efficient investment vehicle for shareholder assets. The Board considered alternatives to liquidating and terminating the Fund, such as merging it into another series of the Trust. The Board concluded that, among all of the available alternatives presented to and considered by the Board, based upon its evaluation of all the factors and conclusions noted above, the liquidation alternative was in the best interests of the Fund’s shareholders.

Under the Plan, the Fund’s assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its shareholders in light of the circumstances in which they are sold. After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses, the Fund’s remaining assets will be distributed to Fund shareholders on a pro rata basis in liquidation (the “Liquidation Date”). As of the date of this Proxy Statement, there are no claims pending against the Fund. It is expected that the liquidating distribution to Fund shareholders will be made in cash on the Liquidation Date. Under the Plan, the Adviser will bear all of the expenses incurred by the Fund in connection with this proxy solicitation, although Fund shareholders who do not transfer their assets into another investment option before the Liquidation Date will pay the costs, if any, of securities transactions conducted in liquidating the Fund’s portfolio to cash.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) provides that a Fund may be liquidated at the discretion of the Board upon prior written notice to the Fund’s shareholders. However, liquidating the Fund at the sole discretion of the Board presents a practical issue in this situation. The Fund is specifically dedicated for use with variable insurance products, and its shares are held by one or more life insurance company separate accounts used in connection with Variable Contracts issued by Nationwide Life that are registered under the 1940 Act as unit investment trusts. Nationwide Life and the separate accounts have no legal authority to dispose of any liquidation proceeds they receive absent an order for substitution issued by the Securities and Exchange Commission (“SEC”). An application for substitution can take a lengthy and uncertain amount of time before an order is issued, possibly to the detriment of the Fund’s shareholders. However, no order for substitution is required if the Fund’s shareholders approve the Plan. Therefore, the Fund’s shareholders are being asked to approve the Plan in order to reduce delay and potentially hasten implementation of the Plan.

SHAREHOLDER OPTIONS

Shareholders are free to redeem their shares without a redemption fee prior to the Liquidation Date. The liquidation would constitute a taxable event, except to the extent the Fund’s shares are held in a tax-advantaged product, plan or account, such as a Variable Contract. You are advised to consult your investment adviser or tax advisor about the impact to you of any tax consequences that could result from the liquidation.

Owners of Variable Contracts issued by Nationwide Life who have assets allocated to sub-accounts investing in the Fund will be given the option of transferring immediately and at any time before the Liquidation Date into another investment option available through their Variable Contract. Transfers from sub-accounts investing in the Fund will not be subject to any sub-account transfer restrictions or redemption fees and will not be subject to the limitations on sub-account transfers under the Variable Contracts. Alternatively, Contract Owners may choose to do nothing at this time. If you choose to do nothing and the shareholders vote to approve the Plan, then as soon as reasonably practicable after the Liquidation Date, Nationwide Life Contract Owners will have the value of their liquidation proceeds (which includes any deductions due to the costs of the liquidation) reinvested in Class I shares of the NVIT Money Market Fund. Transfers of the liquidation proceeds made within 30 days of the Liquidation Date from sub-accounts investing in the NVIT Money Market Fund will not be subject to any sub-account transfer restrictions and will not be subject to the limitations on sub-account transfers under the Variable Contracts. Contract Owners may obtain a copy of the prospectus for the NVIT Money Market Fund by calling 1-800-848-0920 (toll-free).

Variable Contracts issued by other Participating Insurance Companies may have different provisions with respect to the availability and method of redemptions and exchanges. Therefore, owners of Variable Contracts issued by other Participating Insurance Companies other than Nationwide Life should contact their insurance company directly for details concerning liquidation and exchange options.

Regardless of which option a shareholder or Contract Owner chooses, Rule 12b-1 distribution fees will continue to accrue on shares of the Fund in the manner set forth in the Fund’s prospectus until the Liquidation Date.

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION

The Board has approved the Plan, which is summarized below. The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Exhibit A. Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company

The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders of the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

Payments of Debts; Expenses of the Liquidation and Dissolution

As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust which relate to the Fund, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown. The Adviser will bear all the expenses arising from or incurred as a result of this proxy solicitation, except that Fund shareholders who do not transfer their assets into another investment option before the Liquidation Date will pay the costs, if any, of securities transactions conducted in liquidating the Fund’s portfolio to cash.

Liquidating Distribution

The liquidating distribution to Fund shareholders will be made in cash on the Liquidation Date, which is expected to occur as soon as practicable after the Effective Date. On the Liquidation Date, the Trust shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books. If the Trust is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

Continued Operation of the Fund

The Board will have the authority to authorize such variations from or amendments of the provisions of the Plan at any time without shareholder approval, as may be necessary or appropriate to effect the liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund’s Declaration and By-Laws, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. In addition, the Board may abandon the Plan, without shareholder approval, if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

General Income Tax Consequences

For federal income tax purposes, the Contract Owners are not the shareholders of the Fund. Rather, Nationwide Life and the Participating Insurance Companies and their separate accounts are the shareholders. Provided that the Variable Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code or as annuity contracts under Section 72 of the Code, the liquidation will not be a taxable event for Contract Owners. This is because the Contract Owners are not taxed currently on income or gains realized under such Variable Contracts until such time that the Contract Owners draw on their Variable Contracts. Thus, the federal income tax considerations discussed below generally do not apply to Contract Owners.

The following discussion generally summarizes the material federal income tax consequences to the Fund and the U.S. shareholders of the Fund’s liquidation and dissolution pursuant to the Plan and is limited in scope. It is based on provisions of the Code, Treasury regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all as of the date of this Information Statement and all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. This discussion does not address the special considerations applicable to shareholders subject to special rules, such as shareholders who are retirement plans or insurance companies.

The Fund has not sought an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) with respect to the consequences to it or its shareholders of its liquidation and dissolution. The statements below, therefore, are not binding on the

IRS (or on the courts), and there can be no assurance that the IRS will concur with this summary or that the federal income tax consequences to any shareholder of receiving a liquidation distribution will be as set forth below. Neither state nor local tax consequences thereof are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations. Shareholders thus should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign, and other tax consequences of the Fund’s liquidation.

As discussed above, pursuant to the Plan, the Fund will sell its investment securities and distribute cash to its shareholders. The Fund has continuously qualified, and expects to continue to qualify during the liquidation period, for treatment as a regulated investment Fund (as defined in section 851(a) of the Code) (“RIC”). The Fund therefore expects not to be taxed on any ordinary income it earns or any net capital gains it realizes from the sale of its assets pursuant to its liquidation. Until it liquidates, the Fund will continue to make ordinary dividend distributions on a quarterly basis. In the unlikely event the Fund fails to continue to so qualify during the liquidation period, it would be subject to federal income tax on its taxable income and net realized gains without being able to deduct the distributions it makes to its shareholders.

The liquidation distribution(s) a shareholder receives (other than a shareholder that is an “80% distributee” as defined below) should be treated as payment in exchange for the Fund shares held by the shareholder. As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in his or her shares and the liquidation distribution(s) he or she receives. If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year. The federal income tax treatment of a shareholder’s redemption of his or her entire interest in the Fund before its liquidation generally would be identical to that treatment described above.

Fund shareholders, all of whom are on the date the Plan is adopted, and continue to be at all times until receipt of liquidating distributions, the owners of 80% or more of the shares of the Fund by reason of being members of the same affiliated group of corporations within the meaning of Sections 332(b)(1) and 1504(a) of the Code (an “80% distributee”), will recognize no gain or loss upon the receipt of the liquidating distribution(s) pursuant to the Plan, except that such shareholders will be required to treat as a dividend from the Fund an amount equal to the dividends paid deduction allowable to the Fund by reason of such distribution(s) pursuant to Section 332(c) of the Code.

Prior to the complete liquidation of the Fund, the Fund may declare and pay, as part of a liquidation distribution or otherwise, a dividend to its shareholders of any undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax. As a result, a portion of the liquidation distribution(s) a shareholder receives may be treated as a dividend, taxable as ordinary income, capital gains, or some combination of both, with the remainder of such distribution(s) treated as payment for the shareholder’s shares, as described above.

The Fund may be required to withhold 28% of any liquidation distribution or dividend otherwise payable to any shareholder who fails to provide their proper taxpayer identification number and certain required certifications (“backup withholding”). Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Powers of the Board

The Board and, subject to the direction of the Board, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms, other papers, and state and federal regulatory filings.

The Plan will not affect a shareholder’s right to redeem the Fund’s shares prior to the Liquidation Date. Therefore, a shareholder may redeem (up to the business day before the Liquidation Date), in accordance with the procedures for the relevant class of shares set forth in the Fund’s prospectus, without waiting for the Fund to take any action respecting its liquidation. Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

In the event that a large number of shareholders redeem shares prior to the Fund’s liquidation and dissolution, the Fund’s liquidating distributions to remaining shareholders may be adversely affected as fixed costs of the Fund will be spread over a smaller asset base. Nationwide Mutual, which currently owns a majority of the Fund’s shares, shall maintain all of its share ownership through the Liquidation Date in order to mitigate the impact to Contract Owners of any transaction costs that the Fund will bear due to the liquidation.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

VOTING INFORMATION

WHO IS ENTITLED TO VOTE?

Only shareholders of record at the close of business on January 14, 2011 (the “Record Date”) will be entitled to vote at the Meeting. The total outstanding shares of the Fund entitled to vote as of the Record Date is set forth below.

Fund	Number of Shares Outstanding
AllianceBernstein NVIT Global Fixed Income Fund	3,422,079.014

WHAT CONSTITUTES A QUORUM?

With respect to actions to be taken by the shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes” (as described below under “How Will The Shareholder Voting Be Handled?”) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

WHAT HAPPENS IF A QUORUM IS NOT PRESENT?

If, in the unlikely event that quorum is not present at the Meeting, in person or by proxy, as described above, then a majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting may adjourn the Meeting. If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

The Proposal must be approved by the affirmative vote of a majority of votes cast at the Meeting at which a quorum is present.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Life Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of the Fund alone would not be sufficient to approve the Proposal. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to the Fund’s shareholders and to Contract Owners.

WHAT HAPPENS IF SHAREHOLDERS OF THE FUND DO NOT APPROVE THE PROPOSAL?

If shareholders of the Fund vote against the Proposal, that Fund will temporarily remain operational and the Board will consider what other appropriate action to take with respect to the Fund.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card (or voting instruction form). If you own shares of the Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card(s) or by going to the Internet address provided on the Proxy Card(s) or the Notice of Internet Availability of Proxy Materials and following the instructions. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates. If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Life Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “What Happens If A Quorum Is Not Present?”

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life and Participating Insurance Companies from Contract Owners having contract values allocated to a sub-account of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Fund.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect to such shares. Nationwide Life and each Participating Insurance Company, as the shareholder of record of the Trust’s shares, will vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life or each Participating Insurance Company just as any other shares for which Nationwide Life or the Participating Insurance Company does not receive voting instructions.

MAY I REVOKE MY PROXY?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable Contract Owners should contact Nationwide Life (or such other Participating Insurance Company) for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 1-800-848-6331.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

The Board does not intend to bring any matters before the Meeting with respect to the Fund other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Fund by others. If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of the Adviser and the Board.

WHAT OTHER SOLICITATIONS WILL BE MADE?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by the Adviser as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Adviser and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and shareholders, as applicable, at an anticipated estimated cost of $25,000, including out-of-pocket expenses, which will be borne by the Adviser as described herein. Fees and expenses may be greater, depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners also may receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

WHO WILL PAY THE EXPENSES OF THE PROXY SOLICITATION?

The Adviser will pay all expenses arising from or incurred as a result of this proxy solicitation, although Fund shareholders will pay the costs, if any, of securities transactions conducted in liquidating the Fund’s portfolio to cash.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit B attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Except as noted therein, the Trust has no knowledge of beneficial ownership.

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund, or class thereof.

MORE INFORMATION ABOUT THE TRUST

THE TRUST

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”). The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares. Upon liquidation of a series of the Trust, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

There are currently 55 funds that comprise the Trust with various share classes.

THE ADVISER

Nationwide Fund Advisors (“NFA”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Fund’s assets and supervises the daily business affairs of each fund of the Trust. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”).

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. NFM’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

DISTRIBUTION SERVICES

Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007. In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Fund. In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD’s address is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10008, is the Custodian for the Fund and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Fund.

EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A—Plan of Liquidation and Dissolution of AllianceBernstein NVIT Global Fixed Income Fund

Exhibit B—Principal Holders of Shares as of January 14, 2011

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

OF THE

ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of the AllianceBernstein NVIT Global Fixed Income Fund (the “Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Second Amended and Restated Agreement and Declaration of Trust, dated June 17, 2009, and By-laws (“Organizational Documents”). All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

WHEREAS, in light of the future prospects for the management, distribution and growth of the Fund, management has recommended that the Fund be liquidated and dissolved; and

WHEREAS, the Board of Trustees has considered the impact on the Fund’s shareholders of the termination and liquidation of the Fund; and

WHEREAS, the Board of Trustees has determined that the prompt liquidation and dissolution of the Fund is advisable and in the best interests of the shareholders of the Fund, and has considered and wishes to approve this Plan as the method of accomplishing such actions; and

WHEREAS, based on information provided by management, the Board has directed the proposal to liquidate and dissolve the Fund be submitted to the shareholders of the Fund at a meeting of shareholders and has authorized distribution of a proxy statement in connection with the solicitation of proxies for such purpose;

NOW THEREFORE, the liquidation and dissolution shall be carried out in the manner set forth herein:

1. Notice of Liquidation.  Written notice (“Notice”) to the Fund’s shareholders and other appropriate parties will be provided as soon as reasonably practicable following the Board of Trustees’ December 14, 2010 approval of the liquidation of the Fund notifying shareholders that the liquidation has been approved by the Board of Trustees, and that the Fund will be liquidating its assets and dissolving on or around April 14, 2011 or as soon as reasonably practicable thereafter (the “Liquidation Date”), if shareholders of the Fund approve the Plan.

2. Effective Date of Plan.  This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the Fund called for the purpose of voting upon the Plan. The date of such adoption and approval of the Plan by shareholders is hereinafter referred to as the “Effective Date.”

3. Liquidation.  Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331/332 of the Code (“Liquidation”).

4. Cessation of Business.  On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made. The Board of Trustees and the appropriate officers of the Fund may elect not to pursue the collection of any speculative or contingent assets as they deem necessary or appropriate.

5. Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown.

6. Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, but in no event later than the Liquidation Date, all of the Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7. Liquidating Distribution.  On the Liquidation Date, the Trust shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund on the Fund’s books. If the Trust is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements.  If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders (A) all of Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Liquidation Date and (B) all of Fund’s net capital gain recognized in its taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover). Alternatively, or in conjunction therewith, the Fund may, if eligible to do so pursuant to section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7.

9. Expenses in Connection with this Plan.  The Fund’s adviser, Nationwide Fund Advisors, will bear all the expenses arising from or incurred as a result of the Liquidation, including the costs of any proxy solicitation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10. Powers of the Board of Trustees.  The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Filings.  The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the Liquidation and/or dissolution of the Fund with the State of Delaware, the Internal Revenue Service, the SEC, or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of the Effective Date of this Plan.

12. Amendment of Plan.  The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Notice is given that the obligations of the Fund under this Plan are not binding on any of the trustees, shareholders, officers, agents or employees of the Fund or Trust personally or on any other series of the Trust, but bind only the trust property of the Fund.

Adopted by the Board of Trustees on December 14, 2010

EXHIBIT B

Principal Holders of Shares as of January 14, 2011

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder

ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND – CLASS III

NATIONWIDE MUTUAL INSURANCE COMPANY 1 Nationwide Plz 1-33-13 Columbus, OH 43215	2,832,527.444	84.03%

NATIONWIDE LIFE INSURANCE COMPANY Nwvaii Po Box 182029 Columbus, OH 43218	313,614.077	9.30%

ALLIANCEBERNSTEIN NVIT GLOBAL FIXED INCOME FUND – CLASS VI

NATIONWIDE LIFE INSURANCE COMPANY Pmlic-Vli Po Box 182029 Columbus, OH 43218	39,524.978	77.17%

NATIONWIDE LIFE AND ANNUITY INSURANCE CO Placa-Va Po Box 182029 Columbus, OH 43218	6,356.418	12.41%

NATIONWIDE LIFE AND ANNUITY INSURANCE CO Placa-Vli Po Box 182029 Columbus, OH 43218	2,792.409	5.45%

PROXY TABULATOR
P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONWIDE VARIABLE INSURANCE TRUST

The Board of Trustees recommends you vote FOR the following proposal(s):				For	Against	Abstain

	1. To approve the liquidation of the assets and dissolution of the AllianceBernstein NVIT Global Fixed Income Fund.			0	0	0

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS CARD IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. If you sign the proxy card and do not indicate how you intend to vote, it will be understood that you are voting “For” the Proposal.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

NATIONWIDE VARIABLE INVESTMENT TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD April 11, 2011

The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the “Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 11, 2011 and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your separate account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the separate account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                    PROXY TABULATOR

                    P.O. BOX 9112

                    FARMINGDALE, NY 11735

NATIONWIDE VARIABLE INSURANCE TRUST

SPECIAL MEETING OF SHAREHOLDERS

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Eric E. Miller, Allan J. Oster, and James A. Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of Nationwide Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on April 11, 2011, at 10:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

À PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE Date

Signature(s) (Title(s), if applicable)                           (Sign in the Box)

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

À	À [inset code]

À	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.	À

Please refer to the Proxy Statement discussion of the proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN
1. To approve the liquidation of the assets and dissolution of the AllianceBernstein NVIT Global Fixed Income Fund.	0	0	0
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

À	[insert code]	À